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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)              SEPTEMBER 20, 1996


                          PHILIP MORRIS COMPANIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
        VIRGINIA                       1-8940               13-3260245
(STATE OR OTHER JURISDICTION        (COMMISSION            (IRS EMPLOYER
OF INCORPORATION)                   FILE NUMBER)        IDENTIFICATION NO.)

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  120 PARK AVENUE, NEW YORK, NEW YORK                       10017-5592
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (212) 880-5000


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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 5.  Other Events.
- ------   ------------

         Philip Morris Companies Inc. today filed a Prospectus dated September 19, 1996 and a Prospectus Supplement dated September 19, 1996 (Registration Statement No. 33-49195) in connection with $650,000,000 aggregate principal amount of its 7 1/4% Notes Due 2001. Such Prospectus and Prospectus Supplement are hereby incorporated by reference herein.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      PHILIP MORRIS COMPANIES INC.


                                      By:           /s/ Hans G. Storr
                                         ---------------------------------------
                                         Hans G. Storr, Executive Vice President
                                               and Chief Financial Officer


Date: September 20, 1996

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